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                                                                   Exhibit 10.44


                                                March 27, 2000



      Mr. Steven Siegel
      c/o New Plan Excel Realty Trust, Inc.
      1120 Avenue of the Americas
      New York, New York  10036

Re:   Employment Agreement (the "Agreement"), dated as of September 25, 1998, by and between Steven Siegel ("Executive") and New Plan Excel Realty Trust, Inc. (the "Company")


Dear Mr. Siegel:

In reference to the Employment Agreement and in connection with the replacement of Arnold Laubich as Chief Executive Officer of the Company, please be advised that the Company is hereby providing you with written notice of two automatic one year renewals under the Agreement. Accordingly, the "Employment Period" under the Agreement shall continue through December 31, 2003, subject to the extension provisions contained in Section 2 of the Agreement.

                                              Sincerely,

                                              New Plan Excel Realty Trust, Inc.


                                              By: /s/ Glenn J. Rufrano
                                                  ------------------------------

                                              Name: Glenn J. Rufrano
                                                    ----------------------------

                                              Its: CEO
                                                   ----------------------------